STOCK PLEDGE AGREEMENT

      THIS AGREEMENT, made this 22nd day of January, 1997, by and between the following parties:

            I. EA Industries, Inc. ("Pledgor"), 185 Monmouth Parkway, West Long Branch, NJ 07764.

            II. Millenco L.P.("Pledgee"), 111 Broadway, 20th Floor, New York, NY 10006.

                              W I T N E S S E T H:

      Pledgor has borrowed from Pledgee, and has agreed to repay, the sum of $1 million, plus interest thereon, in accordance with the terms of a Note (the "Note") attached hereto as Exhibit "A" (all of the liabilities and obligations of Pledgor pursuant to the Note and hereunder are herein collectively called the "Obligations").

      NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound hereby, the parties hereto agree as follows:

            1. Pledge. To secure the payment and performance, when due, of the Obligations, Pledgor hereby pledges and assigns to Pledgee and grants Pledgee a security interest in the following stock, which stock is currently evidenced by certificates as follows:

      Name of Issuer
(each a "Corporation")        No. of Shares           Certificate No.
----------------------        -------------           ---------------

    Aydin Corporation             298,463                 S 24052


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(which shares of stock of Corporation are referred to as the "Pledged Shares"
and which certificates are referred to as the "Certificates"), together with all rights of Pledgor in and to any dividends or other distributions made on or with respect to the Pledged Shares, or in exchange therefore, whether as dividends in cash or property, stock dividends, stock splits, as a result of any recapitalization, reorganization, merger, exchange of shares, or otherwise (collectively, the "Pledged Fund"). Promptly after Closing, Pledgor shall request transfer of 298,463 of the Pledged Shares into Pledgee's name as a separate certificate and Pledgee shall promptly send the Pledged Shares to the transfer agent of Aydin Corporation.

            2. Delivery of Pledged Shares. Pledgor has delivered, and by these presents does hereby deliver to Pledgee all of the Certificates, together with stock powers for each Certificate duly executed in blank for transfer by the registered owner of the Pledged Shares evidenced by each Certificate. Pledgee shall retain such Certificates and stock powers in its possession in pledge subject to the terms of this Agreement. Pledgee shall have the right to have the Pledged Shares reissued in the name of Pledgee.

            3. Additional Obligations. In addition to the Obligations, as defined in the recitals hereto, the security interests and pledges created hereby shall secure reimbursement of Pledgee for all reasonable costs and expenses incurred in collection of all amounts due to Pledgee.

            4. Representations. The Pledgor warrants and represents that it owns the Pledged Shares, that with the exception of restrictions under the Securities Act of 1933, as amended, and rules and regulations thereunder, there are no restrictions upon the transfer of the Pledged Shares, and that the Pledgor has the right to transfer the Pledged Shares to Pledgee free of any liens, encumbrances or restrictions and without obtaining the consent of any person, corporation, or other legal entity.


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            5. Capital Structure. In the event that during the term of this
Agreement any stock dividend, reclassification, readjustment, or other change is declared or made in the capital structure of the Corporation, Pledgor shall, immediately after receipt thereof, deliver to Pledgee, all new, substituted or additional shares, or other securities of any kind, issued by reason of any such change, to be held by Pledgee under the terms of this Agreement and in the same manner as the Pledged Shares originally pledged hereunder.

            6. Pledgor's Covenants. Until the termination of this Agreement and the pledge created hereby, and subject to the provisions of paragraph 11 hereof:
Pledgor shall not, and shall not permit, without the prior written consent of Pledgee, the sale, transfer, pledge, hypothecation or other encumbrance or the execution of an agreement contemplating any of the foregoing for all or any part of the Pledged Shares.

            7. Further Assurances. Pledgor will, upon Pledgee's request, and in confirmation of the security interest hereby created, execute and deliver to Pledgee such further deeds, transfers, assurances, financing and continuation statements, and agreements, and take such other action, as Pledgee may reasonably request.

            8. Defaults. There shall be an "Event of Default" for purposes of this Agreement if Pledgor shall fail to pay when due any amount due under the Note or any other portion of the Obligations or there shall have occurred an Event of Default under the Note.

            9. Remedies. In the event that Pledgee claims that an Event of Default shall have occurred, Pledgee shall so notify Pledgor which notice shall be in writing and specify the basis upon which Pledgee claims that an Event of Default shall have occurred. Thereafter, the Pledgee shall be entitled to exercise all of the rights and remedies available to a secured party under the Uniform Commercial Code as in effect in New York and all other applicable laws.

                  If, in the enforcement of the foregoing rights and remedies, Pledgee shall propose to dispose of all or any portion


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of the Pledged Shares, Pledgor agrees that five (5) calendar days prior written notice, sent to Pledgor shall be adequate and reasonable notice.

                  Pledgor acknowledges and agrees that Pledgee may be unable to effect a public sale of the Pledged Shares, or any part thereof, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, or state securities laws and that private sales made at prices and other terms less favorable than those which might be obtainable at public sales shall not for that reason be deemed to have not been made in a commercially reasonable manner and that Pledgee has no obligation to delay any such private sale to permit the registration of any of the Pledged Shares under said Act or other laws.

            In connection with any sale or other disposition of the Pledged Shares, Pledgee shall be permitted to act as, and is hereby irrevocably appointed, attorney-in-fact of the Pledgor with power and authority to execute on behalf of the Pledgor all documents and instruments necessary to transfer the Pledged Shares with full representations and warranties given by Pledgor, free and clear of all liens, claims and encumbrances. The Pledgee or anyone else may be the purchaser or recipient of any or all of the Pledged Shares so disposed of at any public sale or at any private sale or at any broker's board or on any securities exchange, and such purchaser shall thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity or redemption, any such demand, notice or right and equity being hereby expressly waived and released. The proceeds of each collection, sale or other disposition under this Section 9 shall be applied (i) first, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Pledgee and the reasonable fees and expenses of its agents and counsel, and all expenses and advances made or incurred by Pledgee in connection therewith; (ii) next, to the payment in full of the Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Pledgor may otherwise agree; and (iii) finally, to the payment to the Pledgor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining. The Pledgee may, without notice or publication,


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adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time or place of which the same may be so adjourned. In case of any sale of all or any part of the Pledged Shares on credit or for future delivery, the Pledged Shares so sold may be retained by the Pledgee until the selling price is paid by the purchaser thereof, but the Pledgee shall incur no liability in the case of the failure of such purchaser to take up and pay for the Pledged Shares so sold and in case of any such failure such Pledged Shares may again be sold on like notice. Any private sale of the Pledged Shares shall, for all purposes, be deemed to be commercially reasonable if the Pledgee provides at least two nationally recognized securities broker-dealers to have an opportunity within five (5) days following notice thereof, to submit a bid to acquire such shares.

            If the proceeds of sale, collection or other realization of or upon the Pledged Shares are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, the Pledgor shall nevertheless remain liable for any deficiency in respect of the Obligations.

            Pledgor shall reimburse, indemnify and hold Pledgee hereunder harmless from all costs and expenses incurred in enforcing its rights hereunder and under the Note, including without limitation, reasonable fees and disbursements of Counsel.

            Upon the occurrence and continuance of an Event of Default, Pledgee may retain the Pledged Shares, and register the same in Pledgee's name or the name of its nominee, in full and complete satisfaction of the Obligations by providing written notice to Pledgor of its intention to so retain the Pledged Shares. Such notice shall be delivered to Pledgor within thirty (30) days after the occurrence of the Event of Default giving rise to such remedy and shall specify a date not less than 7 days later than the date of receipt by the Pledgor of the notice (the "Retention Date") on which Pledgee intends to retain the Pledged Shares in satisfaction of the Obligations. Pledgee's retention of the Pledged Stock shall fully and completely discharge Pledgor from any and all indebtedness arising under the Note and any fees (including, without limitation, attorneys' fees), costs or other amounts due to Pledgee under this Agreement or the Note. Pledgor


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shall have the right to retain ownership of the Pledged Shares by paying Pledgee the full amount of outstanding obligations under the Note on or before the Retention Date.

            Following the occurrence of any Event of Default, Pledgee may seek to hedge the risks inherent in this transaction and with respect to the Obligations, the Note and the Pledged Shares by, among other things, options, swaps and/or engaging in "short sales" of a number of shares of securities of the class and type of securities as the Pledged Shares equal to or less than the number of shares included in the Pledged Shares (collectively, "Hedging Transactions"). Any such Hedging Transaction may, at the option and sole and absolute discretion of the Pledgee, be "covered" with the Pledged Shares or any other securities. All costs, expenses and losses, including all taxes and without limitation any income taxes, incurred by Pledgee in engaging in any such Hedging Transactions and other hedging transactions shall be added to and increase the Obligations. Any gains achieved through such Hedging Transactions and other hedging transactions, determined after all such short positions have been closed out (after taking into account all related losses, costs and expenses, including all taxes and without limitation any income taxes) shall reduce the Obligations.

            10. Rights of Pledgor in Pledged Shares. For so long as there is no Event of Default, Pledgor shall retain and may exercise all rights of or incident to the ownership of the Pledged Shares, including voting rights, which are not inconsistent with the terms of this Agreement and have the right to vote or consent with respect to the Pledged Shares in a manner consistent with the covenants of Pledgor herein, and Pledgee, upon written request, will execute one or more proxies in favor of Pledgor to enable it to so vote or consent. Until an Event of Default shall have occurred, Pledgee shall have the rights to receive and retain as additional collateral hereunder cash and all other dividends with respect to the Pledged Shares.

            11. Termination. This Agreement and the security interest and pledge created hereby shall terminate on the payment and performance in full by Pledgor of all the Obligations. Upon termination, Pledgee shall deliver to Pledgor all the


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Certificates, with all stock powers therefor, and the balance of the Pledged
Fund.

            Pledgor shall have the right to sell any or all of the Pledged Shares and Pledgee agrees to deliver certificates to the purchaser of such shares promptly after prepayment of principal on the Note in an amount equal to $5.00 for each of the Pledged Shares which have been sold.

            12. Waivers. Pledgee shall at all times have the right to enforce the provisions of this Agreement in strict accordance with the terms hereof, notwithstanding any conduct or custom to the contrary. The failure of Pledgee at any time to enforce its rights hereunder shall not be construed as having created a custom contrary to the provisions of this Agreement, as having modified in any manner the terms hereof, or as preventing Pledgee from thereafter enforcing strict compliance. All rights and remedies of Pledgee are cumulative and concurrent and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

            13. Miscellaneous.

                  (a) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

      If to Pledgor     :           Copy to:    Richard P. Jaffe, Esquire
      185 Monmouth Parkway                      Mesirov Gelman Jaffe
      West Long Branch, NJ 07764                  Cramer & Jamieson
      ATTN:  President                          1735 Market Street
                                                Philadelphia, PA 19103

      If to Pledgee           :     Copy to:
      Millenco L.P.
      111 Broadway, 20th Floor
      New York, NY 10006


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Any party hereto may give any notice, request, demand, claim or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended. Any party hereto may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties hereto notice in the manner herein set forth.

                  (b) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and may not be changed, nor any rights or remedies waived, except in writing, signed by the party sought to be bound by such change or waiver.

                  (c) Headings. The headings of sections and paragraphs of this Agreement are for convenience of reference only, and in case of any conflict the text of this Agreement, rather than such headings, shall control.

                  (d) Governing Law. This Agreement has been executed, delivered, and accepted by the parties and will be deemed to have been made in New York and will be interpreted and the rights of the parties determined in accordance with the laws of the United States of America applicable thereto and the internal laws of the State of New York applicable to an agreement executed, delivered and performed therein without giving effect to the choice-of-law rules thereof or any other principle that could require the application of the substantive law of any other jurisdiction.

                  Pledgor hereby irrevocably: (i) in any legal proceeding brought in connection with the Agreement: (1) submits to the nonexclusive in personam jurisdiction of any state or United States court of competent jurisdiction sitting in or with jurisdiction in, the State of New York; (ii) waives any objection that it may now or hereafter have to the venue of such proceeding


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in any such court or that such proceeding was brought in an inconvenient court;
and (iii) agrees that nothing contained herein shall affect Pledgee's right to effect service of process in any manner permitted by law. Any and all actions at law or in equity relating to this Agreement and the indebtedness shall be brought, and jurisdiction shall be had exclusively, in the courts of the State of New York, or at the election of the holder hereof, the United States District Court for the Eastern District of New York. Borrower consents in advance to service of process by mail to the address set forth in this Agreement.

                  If any provision of this Agreement is invalid and unenforceable then, to the fullest extent permitted by law: (i) the other provisions hereof shall remain in full force and effect in order to carry out the intentions of the parties hereto as nearly as may be possible; (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction; and (iii) such invalidity and unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

                  (e) Counterparts. This Agreement may be executed in any number of copies, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument.

      IN WITNESS WHEREOF, the parties have executed this Agreement, under seal, the day and year first above written.

                        EA Industries, Inc.


                        By:__________________________ (PLEDGOR) (SEAL)

                        Millenco L.P.


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                        By:__________________________ (PLEDGEE) (SEAL)


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